UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 28, 2021
BANCPLUS CORPORATION
(Exact Name of Registrant as Specified in Charter)
Mississippi
(State or Other Jurisdiction of Incorporation)

333-236022	64-0655312
(Commission File Number)	(IRS Employer Identification No.)

1068 Highland Colony Parkway
Ridgeland, MS	39157
(Address of Principal Executive Offices)	(Zip Code)

(601) 898-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Share Exchange and Merger Agreement

On September 28, 2021, BancPlus Corporation (the “Registrant" or “BancPlus”), the parent company of BankPlus (“BankPlus”), and First Trust Corporation (“FTC”), the parent company of First Bank and Trust (“FBT”), entered into an Agreement and Plan of Share Exchange and Merger (the “Agreement"), pursuant to which (i) FTC will, subject to the terms and conditions set forth in the Agreement, be acquired by statutory share exchange (the “Share Exchange”) and then, immediately thereafter, merge with and into BancPlus (the “Corporate Merger”), with BancPlus as the surviving corporation in the Corporate Merger and (ii) subsequent to the Corporate Merger, FBT will merge with and into BankPlus (the “Bank Merger,” and together with the Corporate Merger, the “Mergers,” and the Mergers collectively with the Share Exchange, the “Transaction”) with BankPlus as the surviving banking corporation in the Bank Merger. Randall Howard is a director of both companies and recused himself from any deliberation or vote regarding the Transaction.

Under the terms and subject to the conditions of the Agreement, upon the consummation of the Share Exchange and Corporate Merger (the “Effective Time”), holders of FTC common stock will receive, in the aggregate, 1,444,764 shares of the BancPlus common stock (with cash paid in lieu of any fractional shares) and $100,000,000 in cash (subject to adjustment), less (i) a special dividend of the FTC accumulated adjustment account currently estimated to be $41,349,000, which shall be made to holders of FTC common stock on the day prior to the Effective Time, and (ii) the Cash Out Amount (as defined below). At the Effective Time, all FTC stock options will fully vest and be converted into the right to receive cash payments from BancPlus, less applicable withholdings, in an amount equal to the product of (x) the excess, if any, of $18.56 over the exercise price of each such option and (y) the number of shares of FTC common stock subject to such stock options to the extent not previously exercised (the aggregate of such cash payments, the “Cash Out Amount”).

The Agreement contains customary representations and warranties and covenants by BancPlus and FTC, including, among others, covenants relating to (1) the conduct of each party’s business during the period prior to the consummation of the Transaction, (2) FTC’s obligations to facilitate FTC’s shareholders’ consideration of, and voting upon, the Agreement and the Transaction at a meeting of shareholders held for that purpose, (3) the recommendation by the FTC board of directors in favor of approval of the Agreement and the Transaction and (4) FTC’s non-solicitation obligations relating to alternative business combination transactions.

The Agreement further provides that two current members of the FTC board of directors will join the BancPlus board of directors following the Effective Time. Additionally, BancPlus has agreed to use its best efforts to complete an initial underwritten public offering of its common stock within 18 months of the Effective Time.

Each party’s obligation to consummate the Transaction is subject to customary closing conditions, including, among others, (1) approval of the Agreement and the Transaction by FTC’s shareholders, (2) receipt of required regulatory approvals without the imposition of a condition that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the surviving corporation and its subsidiaries, taken as a whole, after giving effect to the Transaction or other condition that materially adversely impacts the economic or business benefits of the Transaction as determined by BancPlus and FTC in their reasonable discretion, and receipt of all other requisite consents or approvals, (3) the absence of any law or order preventing or prohibiting the consummation of the transactions contemplated by the Agreement (including the Transaction), (4) the effectiveness of the registration statement for the BancPlus common stock to be issued in the Transaction, (5) receipt by each party of an opinion from BancPlus’s counsel to the effect that the Transaction, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (6) subject to certain exceptions, the accuracy of the representations and warranties of the other party (7) the performance in all material respects by the other party of its obligations under the Agreement and (8) the absence of any material adverse effect with respect to the other party.

FTC’s obligation to consummate the Transaction is also subject to BancPlus's execution of a registration rights agreement with certain FTC shareholders applicable to certain shares of the BancPlus common stock to be held by former FTC shareholders following the Effective Time. The obligation of BancPlus to consummate the Transaction is additionally subject to FTC’s taking certain actions with respect to its existing employee benefit plans and to the delivery of non-competition agreements from all members of the FTC board of directors.

The Agreement contains certain termination rights for both BancPlus and FTC and further provides that a termination fee of $8.0 million will be payable by FTC to BancPlus upon termination of the Agreement under certain specified circumstances.

The representations, warranties and covenants of each party set forth in the Agreement were made only for purposes of the Agreement and as of specific dates, and were and are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them or any descriptions of them as statements of facts or conditions of BancPlus, FTC, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. In addition, such representations and warranties (1) will not survive consummation of the Transaction, unless otherwise specified therein, and (2) were made only as of the date of the Agreement or such other date as is specified in the Agreement. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding BancPlus, FTC, their respective affiliates, or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding BancPlus, FTC, their respective affiliates or their respective businesses, the Agreement, and the Transaction that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of FTC and a prospectus of BancPlus, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by BancPlus with the Securities and Exchange Commission (the “SEC”) from time to time.

The foregoing description of the Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Support Agreements

In connection with the Agreement, BancPlus entered into a shareholder support agreement with each director of FTC who owns shares of FTC common stock and certain other holders of FTC common stock, a form of which is attached hereto as Exhibit 10.1 (the “Support Agreements”). The FTC directors that are party to the Support Agreements beneficially own in the aggregate approximately 90% of the outstanding shares of FTC common stock. The Support Agreements require, among other things, that the party thereto vote all of his shares of FTC’s common stock in favor of the Transaction and the other transactions contemplated by the Agreement and to refrain from transfers of any such shares of FTC common stock prior to the Effective Time.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Support Agreement, which is attached as Exhibit 10.1 to this Report, and incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
On September 29, 2021, BancPlus and FTC issued a joint press release announcing the signing of the Agreement. The press release is attached to this report at Exhibit 99.1, which is incorporated herein by reference.

The information being furnished pursuant to Item 7.01 of this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Important Information and Where to Find It

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by BancPlus of FTC. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transaction, BancPlus will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of FTC and a prospectus of BancPlus (the “Proxy Statement/Prospectus”), and BancPlus may file with the SEC other relevant documents concerning the proposed Transaction. The definitive Proxy Statement/Prospectus will be mailed to shareholders of FTC. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY BANCPLUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS,

BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BANCPLUS, FIRST TRUST AND THE PROPOSED TRANSACTION.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about BancPlus, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by BancPlus. You will also be able to obtain these documents, when they are filed, free of charge, from BancPlus at investor.bankplus.net under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to BancPlus Corporation, Kevin Bailey at 1068 Highland Colony Parkway, 400 Concourse, Ridgeland, MS 39157, telephone 601-607-4452, or by directing a request to First Trust Corporation, Gary Blossman at 909 Poydras Street, Suite 1700, New Orleans, LA 70112, telephone 504-586-2787.

Participants in the Solicitation

This Report is not a solicitation of a proxy from any security holder of BancPlus or FTC. However, BancPlus, FTC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FTC in respect of the proposed Transaction. Information about BancPlus’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 10, 2021 and other documents filed by BancPlus with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Report contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements relating to the impact BancPlus or FTC expect the Transaction to have on the combined entities operations, financial condition, and financial results, and BancPlus’s expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and other benefits BancPlus expects to realize as a result of the Transaction. Forward-looking statements also include, without limitation, predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations, and are subject to risks and uncertainties. These statements often, but not always, are preceded by, are followed by or otherwise include the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “continue,” “seek,” “plan,” “can,” “should,” “could,” “would,” “will,” “to be,” “predict,” “potential,” “may,” “likely,” “will likely result,” “target,” “project” and “outlook” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, based on certain assumptions and beliefs of management, many of which, by their nature, are inherently uncertain and beyond the their control. Although BancPlus and FTC believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements based on factors including the effects of the COVID-19 pandemic and actions taken in response thereto on our business, financial conditions and results of operations, and other risks and uncertainties set forth in BancPlus’s filings with the SEC from time to time. Such risks and uncertainties include, but are not limited to, the possibility that the proposed Transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the delay in or failure to close for any other reason; the outcome of any legal proceedings that may be instituted against BancPlus or FTC; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the Agreement; the risk that the businesses of BancPlus and FTC will not be integrated successfully; the possibility that the cost savings and any synergies or other anticipated benefits from the proposed Transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed Transaction making it more difficult to maintain relationships with employees, customers or other parties with whom BancPlus or FTC have business relationships; diversion of management time on Transaction-related issues; risks relating to the potential dilutive effect of the shares of BancPlus common stock to be issued in the proposed Transaction; the reaction to the proposed Transaction of the companies’ customers, employees and counterparties; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on BancPlus, FTC and the proposed Transaction; and other factors, many of which are beyond the control of BancPlus and FTC.

For additional information, refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of BancPlus’s Annual Report on Form 10-K for the year ended December 31, 2020 and any updates to those risk factors set forth in BancPlus’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by BancPlus with the SEC and are available on the SEC’s website at www.sec.gov. You should not place undue reliance on any such forward-looking statements. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or revise any forward-looking statement, whether written or oral, and whether as a result of new information, future developments or otherwise, except as specifically required by law.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Share Exchange and Merger by and among BancPlus Corporation, BankPlus, First Trust Corporation, and First Bank and Trust, dated September 28, 2021

10.1	Form of Support Agreement

99.1	Press Release, dated September 29, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL Document

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BancPlus Corporation

September 29, 2021	By:	/s/ M. Ann Southerland
M. Ann Southerland
Senior Executive Vice President and Chief Financial Officer